                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)


1.       Cardinal Investment Company, Inc. Profit Sharing Plan


       ITEM                                       INFORMATION
-------------------              -----------------------------------------------
Name:                            Cardinal Investment Company, Inc. Profit Sharing Plan

Address:                         2100 McKinney, Suite 1770, Dallas, Texas 75201

Designated Filer:                CPMG, Inc.

Date of Event Requiring          October 2, 2006
Statement
(Month/Day/Year):

Issuer Name and Ticker or        Genitope Corporation [GTOP]
Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:


If Amendment, Date               October 4, 2006
Original Filed
(Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Debbie Crady
                                        -----------------------
                                 Name:  Debbie Crady
                                 Title: Attorney-in-Fact
                                 Date:  May 25, 2007

1.       EDWARD W. ROSE III


       ITEM                                       INFORMATION
-------------------              -----------------------------------------------
Name:                            Edward W. Rose III

Address:                         2100 McKinney, Suite 1770, Dallas, Texas 75201

Designated Filer:                CPMG, Inc.

Date of Event Requiring          October 2, 2006
Statement
(Month/Day/Year):

Issuer Name and Ticker or        Genitope Corporation [GTOP]
Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:


If Amendment, Date               October 4, 2006
Original Filed
(Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Debbie Crady
                                        -----------------------
                                 Name:  Debbie Crady
                                 Title: Attorney-in-Fact
                                 Date:  May 25, 2007